FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: February 17, 2004

(Date of earliest event reported)

Nissan Auto Receivables Corporation II

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541

(State or Other Jurisdiction of
Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 25

ITEM 5. OTHER EVENTS

     Attached as Exhibit 25 to this Current Report is a new Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated To Act as Trustee on Form T-1 (“Statement of Eligibility”) of Wells Fargo Bank, National Association (the “Trustee”), filed in connection with the charter consolidation of the Trustee. The original Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1 of Wells Fargo Minnesota, National Association was filed as part of the Registrant’s Registration Statement on Form S-3 (No. 333-87970) (the “Registration Statement”). The Statement of Eligibility will be incorporated by reference in the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

	Exhibit 25	Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated To Act as Trustee on Form T-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa Name: Joji Tagawa
Title: Treasurer

Date: February 19, 2004

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

25	Statement of Eligibility Under the Trust Indenture Act of 1939 of a Corporation Designated To Act as Trustee on Form T-1